                                                                   Exhibit 10.19

                                                                  Execution Copy




                        PTC INTERNATIONAL FINANCE II S.A.

     EURO 200,000,000 10 7/8% SENIOR SUBORDINATED GUARANTEED NOTES DUE 2008

                          REGISTRATION RIGHTS AGREEMENT


                                                                     May 8, 2001


To:  Deutsche Bank AG London
     Winchester House
     1 Great Winchester Street
     London EC2N 2DB

     Dresdner Bank AG London Branch
     Riverbank House
     2 Swan Lane
     London
     EC4R 3UX


Ladies and Gentlemen:

          PTC International Finance II S.A., a Luxembourg corporation with limited liability (the "Issuer"), proposes to issue and sell to you (the "Initial Purchasers"), upon the terms set forth in a purchase agreement dated May 2, 2001 (the "Purchase Agreement") among the Initial Purchasers, the Issuer and Polska Telefonia Cyfrowa Sp. z o.o. (the "Company"), its Euro 200,000,000 10 7/8% Senior Subordinated Guaranteed Notes due 2008 (along with the Parent Guarantee (as defined in the Indenture) the "Securities"), unconditionally guaranteed by the Company (the "Initial Placement"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Issuer and the Company agree with you, (i) for your benefit and the benefit of any other Initial Purchasers and
(ii) for the benefit of the holders from time to time of the Transfer Restricted Securities (as defined herein) (including, if and for so long as an Initial Purchaser holds Transfer Restricted Securities, such Initial Purchaser) (each of the foregoing holders, a "Holder" and together, the "Holders"), as follows:

          1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authorized Agent" has the meaning set forth in Section 7(h) hereof.

          "Commission" means the U.S. Securities and Exchange Commission.


          "Designated Counsel" has the meaning set forth in Section 5 hereof.

          "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Exchange Offer Registration Period" means the 180-day period following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

          "Exchange Offer Registration Statement" means a registration statement of the Issuer on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Exchanging Dealer" means any Holder (which may include the Initial Purchasers) which is a broker-dealer, electing to exchange in the Registered Exchange Offer Securities acquired for its own account as a result of market-making activities or other trading activities, for New Securities.

          "Final Offering Memorandum" has the meaning set forth in the Purchase Agreement.

          "Holder" has the meaning set forth in the preamble hereto.

          "Indenture" means the Indenture relating to the Securities, dated as of May 8, 2001 and among the Issuer, the Company and State Street Bank and Trust Company, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

          "Initial Placement" has the meaning set forth in the preamble hereto.

          "Initial Purchasers" has the meaning set forth in the preamble hereto.

          "Losses" has the meaning set forth in Section 6(d) hereof.

          "Majority Holders" means the Holders of a majority of the aggregate principal amount of securities eligible to be registered under a Shelf Registration Statement pursuant to this Agreement.

          "Managing Underwriters" means the investment banker or investment bankers and manager or managers, appointed by the Majority Holders, that shall administer an underwritten offering, if any.

          "New Securities" means debt securities of the Company identical in all material respects to the Securities (except that the cash interest and interest rate step-up provisions and the transfer restrictions will be modified or eliminated, as appropriate), to be issued under the Indenture.

          "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the New Securities covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

          "Registered Exchange Offer" means the proposed offer to the Holders to issue and deliver to such Holders, in exchange for the Securities, a like principal amount of the New Securities.

          "Registration Statement" means any Exchange Offer Registration Statement or Shelf Registration Statement filed with the Commission that covers any of the Securities or the New Securities pursuant to the provisions of this Agreement, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Securities" has the meaning set forth in the preamble hereto.

          "Shelf Registration" means a registration effected pursuant to Section 3 hereof.

          "Shelf Registration Period" has the meaning set forth in Section 3(b) hereof.

          "Shelf Registration Statement" means a "shelf" registration statement of the Company pursuant to the provisions of Section 3 hereof which covers some or all of the Securities or New Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Transfer Restricted Security" means (i) each Security until the date on which such Security has been exchanged by a person other than a broker-dealer for a New Security in the Registered Exchange Offer, (ii) each New Security that is received by a broker-dealer in the Registered Exchange Offer, until the date on which such New Security is sold to a purchaser, (iii) in the case of a Security registered on a Shelf Registration Statement, such security until the date on which such security has been disposed of in accordance with the Shelf Registration Statement; provided, however, that in the case of each of (i), (ii) and (iii) above, such Security or New Security shall cease to be a Transfer Restricted Security on the date (if such date occurs prior to the event referred to in (i), (ii) and (iii) above) on which such security is sold in reliance on Rule 144 under the Act or is saleable pursuant to Rule 144(k) under the Act.

          "Trustee" means the trustee with respect to the Securities under the Indenture.

          "underwriter" means any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.

          2. Registered Exchange Offer; Resales of New Securities by Exchanging Dealers; Private Exchange. (a) The Issuer and the Company shall prepare and, not later than 90 days following the original issuance date of the Securities, shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Issuer and the Company shall take all reasonable steps to cause the Exchange Offer Registration Statement to become effective under the Act within 150 days after the date of original issuance of the Securities. The Issuer and the Company shall take all reasonable steps to consummate the Registered Exchange Offer within 180 days after the date of original issuance of the Securities.

          (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Issuer and the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for New Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Act, acquires the New Securities in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution of the New Securities) to trade such New Securities from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

          (c) In connection with the Registered Exchange Offer, the Issuer and the Company shall:

          (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (ii) keep the Registered Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

          (iii) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

          (iv) comply in all respects with all laws of the United States, Luxembourg and Poland applicable to the Registered Exchange Offer.

          (d) As soon as practicable after the close of the Registered Exchange Offer, the Issuer shall:

          (i) accept for exchange all Securities properly tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

          (ii) deliver to the Trustee for cancellation all Securities so accepted for exchange; and

          (iii) cause the Trustee promptly to authenticate and deliver to each Holder of Securities, New Securities equal in principal amount to the Securities of such Holder so accepted for exchange.

          (e) The Initial Purchasers, the Issuer and the Company acknowledge that, pursuant to interpretations by the Commission's staff of Section 5 of the Act, and in the absence of an applicable exemption therefrom, each Exchanging Dealer is required to deliver a Prospectus in connection with a sale of any New Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer in exchange for Securities acquired for its own account as a result of market-making activities or other trading activities. Accordingly, the Issuer and the Company shall:

          (i) include the information set forth in Annex A hereto on the cover of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Registered Exchange Offer, and in Annex C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and

          (ii) take all reasonable steps to keep the Exchange Offer Registration Statement continuously effective under the Act during the Exchange Offer Registration Period for delivery of the Prospectus contained therein by Exchanging Dealers in connection with sales of New Securities received pursuant to the Registered Exchange Offer, as contemplated by Section 4(h) below.

          The Issuer and the Company shall be deemed not to have taken all reasonable steps to keep the Exchange Offer Registration Statement effective during the Exchange Offer Registration Period if they voluntarily take any action that would result in Exchanging Dealers holding New Securities received in the Registered Exchange Offer being unable to offer and sell such securities during that period, unless (x) such action is required by applicable law or (y) such action is taken by the Issuer or the Company in good faith and for valid business reasons (not including avoidance of the Issuer's or the Company's obligations hereunder), including the acquisition or divestiture of assets, so long as the Issuer and the Company promptly thereafter comply with the requirements of Section 4(k), if applicable.

          (f) In the event that any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Issuer and the Company shall as soon as possible issue and deliver to such Initial Purchaser, for distribution pursuant to a Shelf Registration Statement as contemplated by Section 3 hereof, or to the party purchasing New Securities registered under such Shelf Registration Statement, in exchange for such Securities, a like principal amount of New Securities. The Issuer and the Company shall seek to cause the CUSIP Service Bureau to issue the same CUSIP number for such New Securities as for New Securities issued pursuant to the Registered Exchange Offer.

          3. Shelf Registration. If, (i) because of any change in law or applicable interpretations thereof by the Commission's staff, the Issuer determines upon advice of outside counsel that it is not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof or (ii) if for any other reason the Registered Exchange Offer is not consummated within 180 days after the date of original issuance of the Securities, or (iii) if any Holder (other than an Initial Purchaser) is not eligible under U.S. state or federal securities laws to participate in the Registered Exchange Offer (other than because such Holder is unable or unwilling to make the representation set forth in Rider B to Annex D hereto) or (iv) any Initial Purchaser that holds any Securities constituting any portion of an unsold allotment or otherwise acquired by such Initial Purchaser in connection with the Initial Placement (or any New Securities issued in exchange therefor in the Registered Exchange Offer to such Initial Purchaser) so requests (it being understood that, for purposes of this
Section 3, (x) the requirement that an Initial Purchaser deliver a Prospectus containing the information required by Items 507 and/or 508 of Regulation S-K under the Act in connection with sales of New Securities acquired in exchange for such Securities shall result in such New Securities being not "freely tradeable" but (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of New Securities acquired in the Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such New Securities being not "freely tradeable"), the following provisions shall apply:

          (a) The Issuer and the Company shall as promptly as practicable (but in no event more than 30 days after so required or requested pursuant to this
Section 3), file with the Commission and thereafter shall take all reasonable steps to cause to be declared effective under the Act by the 180th day after the original issuance of the Securities a Shelf Registration Statement relating to the offer and sale of the Securities or the New Securities, as applicable, by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, that with respect to New Securities received by an Initial Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Issuer and the Company may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of their obligations under this paragraph (a) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement; provided, further, that the Company and the Issuer shall not be required to file more than one Shelf Registration Statement pursuant to this Agreement.

          (b) The Issuer and the Company shall take all reasonable steps to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period from the date of its effectiveness until (i) two years from the Issue Date, (ii) if such Shelf Registration Statement is filed at the request of an Initial Purchaser, one year from the Issue Date or (iii) if applicable, such shorter period that will terminate when all the Securities or New Securities, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Issuer and the Company shall be deemed not to have taken all reasonable steps to keep the Shelf Registration Statement effective during the requisite period if either of them voluntarily takes any action that would result in Holders of securities covered thereby not being able to offer and sell such securities during that period, unless (i) such action is required by applicable law or (ii) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Issuer's or the Company's obligations hereunder), including the acquisition or divestiture of assets, so long as the Issuer and the Company promptly thereafter comply with the requirements of Section 4(k) hereof, if applicable.

          (c) During any 365-day period, the Issuer and the Company may suspend the availability of a Shelf Registration Statement and the use of the related Prospectus, as provided in Section 4(c)(2)(iii) and Section 4(k) hereof, for up to two periods of up to 45 consecutive days (except for the consecutive 45-day period immediately prior to maturity of the Notes), but no more than an aggregate 60 days during any 365-day period, if any event shall occur as a result of which it shall be necessary, in the good faith determination of the Management Board of the Company, to amend the Shelf Registration Statement or amend or supplement any prospectus or prospectus supplement thereunder in order that each such document not include any untrue statement of fact or omit to state a material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.

          4. Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply:

          (a) The Issuer and the Company shall furnish to you, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement and any Exchange Offer Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably and timely may propose.

          (b) The Issuer and the Company shall ensure that (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

          (c) (1) The Issuer and the Company shall advise you and, in the case of a Shelf Registration Statement, the Holders of securities covered thereby, and, if requested by you or any such Holder, confirm such advice in writing:

          (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; and

          (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information.

          (2) The Issuer and the Company shall advise you and, in the case of a Shelf Registration Statement, the Holders of securities covered thereby, and, in the case of an Exchange Offer Registration Statement, any Exchanging Dealer which has provided in writing to the Issuer or the Company a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, confirm such advice in writing:

          (i) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

          (ii) of the receipt by the Issuer or the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

          (iii) of the happening of any event that requires the making of any changes in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

          (d) The Issuer and the Company shall take all reasonable steps to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

          (e) The Issuer and the Company shall furnish to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

          (f) The Issuer and the Company shall, during the applicable Shelf Registration Period, deliver to each Holder of Securities registered pursuant to any Shelf Registration Statement, without charge, as many copies of the Prospectus (including preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and each of the Issuer and the Company consents to the use of such Prospectus or any amendment or supplement thereto by each of the Holders of Transfer Restricted Securities in connection with the offering and sale of the Securities covered by such Prospectus or any amendment or supplement thereto.

          (g) The Issuer and the Company shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, any documents incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits (including those incorporated by reference).

          (h) The Issuer and the Company shall, during the Exchange Offer Registration Period, promptly deliver to each Exchanging Dealer, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer may reasonably request for delivery by such Exchanging Dealer in connection with a sale of New Securities received by it pursuant to the Registered Exchange Offer; and each of the Issuer and the Company consents to the use of such Prospectus or any amendment or supplement thereto by any such Exchanging Dealer in connection with the offering and sale of the New Securities covered by such Prospectus or any amendment or supplement thereto, as aforesaid.

          (i) The Issuer and the Company shall register or qualify or cooperate with the Exchanging Dealers that are holders of New Securities covered by the Prospectus contemplated by Section 2(e) hereof and with the Holders of Securities registered on any Shelf Registration Statement and their Designated Counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions in the United States as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the securities covered by such Registration Statement or Prospectus, as the case may be; provided, however, that neither the Issuer nor the Company will be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (j) The Issuer and the Company shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing Securities or New Securities, as the case may be, to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations (subject only to the provisions of the Indenture regarding minimum denominations) and registered in such names as Holders may request prior to sales of securities pursuant to such Registration Statement.

          (k) Upon the occurrence of any event contemplated by paragraph
(c)(2)(iii) above, the Issuer and the Company shall promptly prepare a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities or New Securities, as the case may be, included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Issuer and the Company shall give any notice to suspend the disposition of New Securities pursuant to a Shelf Registration Statement as a result of the happening of any event or the discovery of any facts, each of the kind described in Section (c)(2)(iii) hereof, the Issuer and the Company shall be deemed to have used their best efforts to keep the Shelf Registration Statement effective during such period of suspension; provided that the Issuer and the Company shall use their best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Shelf Registration Statement and shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions.

          (1) Not later than the effective date of any such Registration Statement hereunder, the Issuer and the Company shall provide a CUSIP, CINS, Common Code, and/or ISIN number, as the case may be, for the Securities or New Securities, as the case may be, registered under such Registration Statement, and provide the applicable trustee with printed certificates for such Securities or New Securities, in a form eligible for deposit with The Depository Trust Company, Euroclear and/or Clearstream Banking, societe anonyme, Luxembourg.

          (m) The Issuer and the Company shall take all reasonable steps to comply with all applicable rules and regulations of the Commission and shall make generally available to Holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) under the Act.

          (n) The Issuer and the Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner.

          (o) The Issuer and the Company may require each Holder of Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such securities as the Company may from time to time reasonably require for inclusion in such Registration Statement.

          (p) The Issuer and the Company shall promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters and Majority Holders agree and reasonably request should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

          (q) In the case of any Shelf Registration Statement, the Issuer and the Company shall, if requested by the Majority Holders, enter into such agreements (including underwriting agreements) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 hereof (or such other provisions and procedures reasonably acceptable to the Majority Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 6 hereof.

          (r) In the case of any Shelf Registration Statement, the Issuer and the Company shall (i) make reasonably available for inspection by the Holders of Securities to be registered thereunder who shall certify to the Company that they have a current intent to sell such securities pursuant to such Registration Statement, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Majority Holders or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; (ii) cause the Issuer's, the Company's and the Company's subsidiaries' officers, directors and employees to supply all relevant information reasonably requested by the Majority Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information provided pursuant to clause (i) or clause (ii) hereof that is designated in writing by the Issuer or the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders and any such underwriter, attorney, accountant or agent (from whom the Company and the Issuer shall be entitled to receive written confidentiality undertakings substantially to the same effect as those set forth in this Section 4(r)), unless such disclosure is required to be made in connection with a court proceeding pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter or is required by law (in which case such party shall promptly and prior to such disclosure notify the Company of such disclosure requirement and cooperate with the Company and the Issuer in seeking to stay or limit such disclosure requirement), or such information becomes available to the public generally or through a third party without an obligation of confidentiality; (iii) make such representations and warranties to the Holders of securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement; (iv) obtain opinions of counsel to the Issuer and the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Issuer and the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or the Company or of any business acquired by the Issuer or the Company for which financial statements and financial data are, or are required to be, included in such Registration Statement), addressed to each selling Holder of securities registered thereunder and the underwriters, if any, in form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 4(k) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuer or the Company. The foregoing actions set forth in clauses (iii), (iv),
(v) and (vi) of this Section 4(r) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

          (s) In the case of any Exchange Offer Registration Statement, the Issuer and the Company shall (i) make reasonably available for inspection by each Exchanging Dealer, and any counsel, accountant or other agent retained by Exchanging Dealers holding a majority of the aggregate principal amount of New Securities for which delivery of a Prospectus as contemplated by Section 2(e) hereof is required, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; (ii) cause the Issuer's, the Company's and the Company's subsidiaries' officers, directors and employees to supply all relevant information reasonably requested by such Exchanging Dealers or any such counsel, accountant or agent, in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information provided pursuant to clause (i) or clause (ii) hereof that is designated in writing by the Issuer or the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by each Exchanging Dealer or any such counsel, accountant or agent (from whom the Company and the Issuer shall be entitled to receive written confidentiality undertakings substantially-to the same effect as those set forth in this Section 4(s)), unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an obligation of confidentiality; (iii) make such representations and warranties to such Exchanging Dealers, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement; (iv) obtain opinions of counsel to the Issuer and the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to such Exchanging Dealers and such counsel), addressed to such Exchanging Dealers, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Exchanging Dealers or such counsel; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Issuer and the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or the Company or of any business acquired by the Issuer or the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to such Exchanging Dealers, in customary form and covering matters of the type customarily covered in "cold comfort" letters in action with primary underwritten offerings, or if requested by such Exchanging Dealers or such counsel in lieu of a "cold comfort" letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by such Exchanging Dealers or such counsel; and (vi) deliver such documents and certificates as may be reasonably requested by such Exchanging Dealers or such counsel, including those to evidence compliance with Section 4(k) hereof and with conditions customarily contained in underwriting agreements. The foregoing actions set forth in clauses (iii), (iv),
(v), and (vi) of this Section 4(s) shall be performed at the close of the Registered Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

          5. Registration Expenses. The Issuer and the Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement or any requirement for an Exchanging Dealer to deliver a Prospectus included in the Exchange Offer Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders or by Exchanging Dealers holding a majority of the aggregate principal amount of New Securities covered by such Prospectus, as the case may be, to act as counsel for the Holders in connection therewith ("Designated Counsel").

          6. Indemnification and Contribution. (a) In connection with any Registration Statement, the Issuer and the Company agree to indemnify and hold harmless each Holder selling securities covered thereby (including with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuer and the Company will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuer or the Company by or on behalf of any such Holder specifically for inclusion therein; provided, further, that neither the Issuer nor the Company will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based on an untrue statement or omission in any Prospectus which was corrected in a subsequent Prospectus where the relevant Exchanging Dealer sold the securities to a person to whom it is established that such Exchanging Dealer failed to send or otherwise deliver, at or prior to the written confirmation of such sale, a copy of the subsequent Prospectus, as then amended or supplemented. This indemnity shall not extend to any losses, damages, claims or other liabilities that may result from the settlement or compromise by any indemnified party of any action or claim, or any admission by such indemnified party of any liability, in each case without the prior consent of the Company, which consent shall not be unreasonably withheld or delayed. This indemnity agreement will be in addition to any liability which the Issuer and the Company may otherwise have.

          The Issuer and the Company also agree, if requested by the Majority Holders, to enter into an underwriting agreement that includes an undertaking to indemnify or contribute to Losses of, as provided in Section 6(d) hereof, any underwriters of Securities registered under a Shelf Registration Statement, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the selling Holders provided in this Section 6(a), as provided in Section 4(q) hereof.

          (b) Each Holder of securities covered by a Registration Statement (including with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer) severally agrees to indemnify and hold harmless (i) the Issuer, (ii) the Company, (iii) each of their respective directors, (iv) each of their respective officers who signs such Registration Statement and (v) each person who controls the Issuer or the Company within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Issuer and the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Issuer or the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ counsel (including local counsel) separate from counsel appointed by the indemnifying party, and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Holder of any Security or New Security be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of a New Security, applicable to the Security which was exchangeable into such New Security, as set forth on the cover page of the Final Offering Memorandum, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Final Offering Memorandum. Benefits received by the selling Holders shall be deemed to be equal to the value of receiving Securities or New Securities, as applicable, registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Issuer or the Company within the meaning of either the Act or the Exchange Act, each officer of the Issuer or the Company who shall have signed the Registration Statement and each director of the Issuer or the Company shall have the same rights to contribution as the Issuer and the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          (e) The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Issuer or the Company or any of the officers, directors or controlling persons referred to in this Section 6, and will survive the sale by a Holder of securities covered by a Registration Statement.

          7. Miscellaneous.

          (a) No Inconsistent Agreements. Each of the Issuer, the Company and the Company's subsidiaries has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

          (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuer or the Company has obtained the written consent of the Holders of at least a majority of the then outstanding aggregate principal amount of Securities (or, after the consummation of any Registered Exchange Offer in accordance with Section 2 hereof, of New Securities); provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Issuer and the Company shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders determined on the basis of securities being sold rather than registered under such Registration Statement.

          (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery.

          (1) if to a Holder, at the address of such Holder maintained by the Registrar under the Indenture;

          (2) if to you or another Initial Purchaser, initially at the respective addresses set forth in the Purchase Agreement;

          (3) if to the Issuer, initially at its address set forth in the Purchase Agreement; and

          (4) if to the Company, initially at its address set forth in the Purchase Agreement.

          All such notices and communications shall be deemed to have been duly given when received.

          The Initial Purchasers, the Issuer or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

          (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including, without the need for an express assignment or any consent by the Issuer or the Company thereto, subsequent Holders of Securities and/or New Securities. The Issuer and the Company hereby agree to extend the benefits of this Agreement to any Holder of Securities and/or New Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

          (e) Counterparts; English Language. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          This Agreement has been negotiated and executed in the English language. This Agreement has also been translated into the Polish language. However, in the event of any inconsistency between the English language version and the Polish language version, the English language version shall control and be conclusive as to the meaning of any terms and provisions hereof.

          (f) Headings. The headings in this agreement are for convenience or reference only and shall not limit or otherwise affect the meaning hereof.

          (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          (h) Jurisdiction. Each of the Issuer and the Company agrees that any suit, action or proceeding against the Issuer or the Company brought by any Initial Purchaser, the directors, officers, employees and agents of any Initial Purchaser, or by any person who controls any Initial Purchaser, arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state or federal court in the Borough of Manhattan, City of New York, New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the nonexclusive jurisdiction of such courts in any suit, action or proceeding. Each of the Issuer and the Company has appointed CT Corporation System, with offices on the date hereof at 111 Eighth Avenue, New York, New York 10011, as its authorized agent (the "Authorized Agent"), upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein which may be instituted in any state or federal court in the Borough of Manhattan, City of New York, New York, by any Initial Purchaser, the directors, officers, employees and agents of any Initial Purchaser, or by any person, if any, who controls any Initial Purchaser, and expressly accepts the nonexclusive jurisdiction of any such court in respect of any such suit, action or proceeding. Each of the Issuer and the Company hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and each of the Issuer and the Company agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Issuer and the Company. Notwithstanding the foregoing, any action involving the Company arising out of or based upon this Agreement may be instituted by any Initial Purchaser, the directors, officers, employees and agents of any Initial Purchaser, or by any person who controls any Initial Purchaser in any court of competent jurisdiction in Luxembourg or the Republic of Poland.

          (i) Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held valid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          (j) Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or New Securities is required hereunder, Securities or New Securities, as applicable, held by the Company or its Affiliates (other than subsequent Holders of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          Please confirm that the foregoing correctly sets forth the agreement between the Issuer, the Company and you.

                                        Very truly yours,

                                        PTC INTERNATIONAL FINANCE II S.A.


                                        By: /s/
                                        --------------------------------

                                        Name:     Authorized Signatory
                                        Title:


                                        By:
                                        --------------------------------
                                        Name:
                                        Title:

                                        POLSKA TELEFONIA CYFROWA SP. Z 0.0.


                                        By: /s/ Wilhelm Stuckemann
                                        --------------------------------
                                        Name:   Wilhelm Stuckemann
                                        Title:  Director of Strategy,
                                                Marketing and Sales


                                        By: /s/ Ryszard Pospieszynski
                                        --------------------------------
                                        Name:   Ryszard Pospieszynski
                                        Title:  Director of Administration

The foregoing Agreement is hereby
accepted as of the date first
above written.

DEUTSCHE BANK AG LONDON

By: /s/ Gareth Noonan
    -----------------------------------
Name: Gareth Noonan
Title:


By: /s/ Guy du ParcGraham
    -----------------------------------
Name: Guy du ParcGraham
Title:


DRESDNER BANK AG LONDON BRANCH

By: /s/ S. Park
    -----------------------------------
Name: S. Park
Title: M.D.


By: /s/ Wolfgang Fink
    -----------------------------------
Name: Wolfgang Fink
Title: Director

                                                                         ANNEX A


          Each broker-dealer that receives New Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of marketmaking activities or other trading activities. The Company has agreed that, starting on the Expiration Date (as defined herein) and ending on the close of 90 business days after the Expiration Date, it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

          Each broker-dealer that receives New Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. See "Plan of Distribution."

                                                                         ANNEX C


                              PLAN OF DISTRIBUTION

          Each broker-dealer that receives New Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date and ending on the close of 90 business days after the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until _____________, ____, all dealers effecting transaction in the New Securities may be required to deliver a prospectus.

          The Company will not receive any proceeds from any sale of New Securities by broker-dealers. New Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such New Securities. Any broker-dealer that resells New Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such New Securities may be deemed to be an "underwriter" within the meaning of the Act and any profit of any such resale of New Securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

          For a period of 90 days after the Expiration Date, the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Registered Exchange Offer (including the reasonable expenses of one counsel for Holders of New Securities that are broker-dealers and are required to deliver a prospectus in connection with any resale of such New Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Act.

                                                                         ANNEX D

Rider A.

    [  ]   CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
           ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

           Name:  _____________________________________________________

         Address: _____________________________________________________

         ______________________________________________________________


Rider B

          If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Securities. If the undersigned is a broker-dealer that will receive New Securities for its own account in exchange for Securities, it represents that the Securities to be exchanged for New Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the U.S. Securities Act.